BRANDES INSTITUTIONAL GLOBAL EQUITY FUND
Summary Prospectus
Class I Ticker Symbol: BGVIX Class E Ticker Symbol: BGVEX	January 29, 2010 As Supplemented March 5, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.brandesinstitutionalfunds.com.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes Institutional Global Equity Fund (the “Global Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class E
	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Other Expenses
Shareholder Servicing Fees	None	0.25%
Other Expenses	0.95%	0.95%
Total Other Expenses	0.95%	1.20%

Total Annual Fund Operating Expenses	1.75%	2.00%
Less Fee Waiver and/or Expense Reimbursement	-0.75%	-0.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.20%

(1) The Advisor has contractually agreed to limit the Global Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2011: 1.00% and 1.20%, respectively (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

Example

This Example is intended to help you compare the costs of investing in the Global Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$478	$879	$2,000
Class E	$122	$550	$1,004	$2,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.06% of the average value of its portfolio.

Principal Investment Strategies

The Global Fund invests principally in common and preferred stocks of U.S. and foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Foreign companies are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal conditions, the Global Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  Up to 20% of the Global Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Global Fund’s investment portfolio.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Global Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Global Fund.  You could lose money on your investment in the Global Fund, or the Global Fund could underperform other investments.

The values of the Global Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the Global Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.  The Global Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

Performance

The following performance information shows you how the Global Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional Global Equity Fund
Year-by-Year Total Returns as of December 31, 2009
for Class I Shares

Best Quarter	Q2	2009	18.38%
Worst Quarter	Q1	2009	-14.26%

Brandes Institutional Global Equity Fund
Average Annual Total Returns
For periods ending December 31, 2009

Brandes Institutional Global Equity Fund	1 Year	Since Inception (October 6, 2008)
Class I Shares
Return Before Taxes	19.64%	6.68%
Return After Taxes on Distributions	19.33%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	13.19%	5.69%
Class E Shares
Return Before Taxes	19.70%	6.68%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	29.99%	9.63%

Class I and Class E shares commenced operations on October 6, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor.  Brandes Investment Partners, L.P. is the Global Fund’s Advisor.

Portfolio Managers.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	2008
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	2008
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	2008
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2008
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Global Equity Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.